UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): June 1, 2020

Xperi Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39304	84-4734590
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 Orchard Parkway

San Jose, California 95134

(Address of Principal Executive Offices, including Zip Code)

(408) 321-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

Effective June 1, 2020, Xperi Holding Corporation (f/k/a XRAY-TWOLF HoldCo Corporation) (“Xperi Holding”) completed the previously announced merger of equals transaction contemplated by the Agreement and Plan of Merger and Reorganization, dated as of December 18, 2019, as amended on January 31, 2020 (the “Merger Agreement”), by and among Xperi Corporation (“Xperi”), TiVo Corporation (“TiVo”), Xperi Holding, XRAY Merger Sub Corporation (“Xperi Merger Sub”) and TWOLF Merger Sub Corporation (“TiVo Merger Sub”). Pursuant to the Merger Agreement, (i) Xperi Merger Sub was merged with and into Xperi, with Xperi surviving the merger as a wholly owned subsidiary of Xperi Holding (the “Xperi Merger”) and (ii) TiVo Merger Sub was merged with and into TiVo, with TiVo surviving the merger as a subsidiary of Xperi Holding (the “TiVo Merger” and, together with the Xperi Merger, the “Mergers”). Upon the consummation of the Mergers, each of Xperi and TiVo became subsidiaries of Xperi Holding.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation and Appointment of Directors

On May 29, 2020, Xperi Holding’s board of directors (the “Board”) approved an increase in the size of the Board from six to seven directors. Later on May 29, 2020, the stockholders of Xperi Holding removed all of the current directors from the Board and designated and appointed the following individuals to the Board in accordance with the terms of the Merger Agreement:

•	each of the following former members of the Xperi board of directors was designated and appointed to the Board: Jon Kirchner, Christopher Seams, David Habiger and Darcy Antonellis; and

•	each of the following former members of the TiVo board of directors was designated and appointed to the Board: Laura Durr, Daniel Moloney and Raghavendra Rau.

Committee Appointments

As of the effective time of the Mergers, the individuals identified below were designated and appointed to the Nominating and Corporate Governance Committee, the Audit Committee and the Compensation Committee, respectively, of the Board:

Nominating and Corporate Governance Committee

Darcy Antonellis (Chairperson)

Laura Durr

David Habiger

Raghavendra Rau

Audit Committee

Laura Durr (Chairperson)

Daniel Moloney

Christopher A. Seams

Compensation Committee

Christopher A. Seams (Chairperson)

David Habiger

Daniel Moloney

Resignation and Appointment of Officers

In connection with the Mergers, each current officer of Xperi Holding, other than Jon Kirchner, Robert Andersen and Paul Davis, resigned as of 10:00 a.m. Pacific time on June 1, 2020, and, as of such time, the Board appointed (i) Jon Kirchner as President of Xperi Holding (in addition to his position as Chief Executive Officer of Xperi Holding), (ii) Paul Davis as Chief Legal Officer and Corporate Secretary (in place of his previous offices), (iii) Geir Skaaden as Chief Products and Services Officer, (iv) Matthew Milne as Chief Revenue Officer and (v) Samir Armaly as President, IP Licensing. The names of the current executive officers and their respective positions are indicated below:

Jon Kirchner	Chief Executive Officer and President
Robert Andersen	Chief Financial Officer
Paul Davis	Chief Legal Officer and Corporate Secretary
Geir Skaaden	Chief Products and Services Officer
Matthew Milne	Chief Revenue Officer
Samir Armaly	President, IP Licensing

Compensatory Plans

On May 29, 2020, Xperi Holding’s stockholders approved the Xperi Holding Corporation 2020 Equity Incentive Plan (the “2020 EIP”) and the Xperi Holding Corporation 2020 Employee Stock Purchase Plan (the “2020 ESPP”). A description of the material terms of the 2020 EIP and the 2020 ESPP are set forth on pages 124 and 128, respectively, under the headings “New HoldCo Equity Incentive Plan” and “New Holdco Employee Stock Purchase Plan,” respectively, in the Registration Statement on Form S-4 (File No. 333-236492), as amended, filed by Xperi Holding Corporation and the definitive joint proxy statement/prospectus of Xperi and TiVo, dated April 22, 2020, filed with the Securities and Exchange Commission (the “Joint Proxy Statement/Prospectus”), which descriptions are hereby incorporated by reference into this Item 5.02.

A copy of the 2020 EIP and the 2020 ESPP is filed herewith as Exhibits 10.10 and 10.11, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Xperi Holding assumed, effective as of the completion of the Mergers, the sponsorship of (i) the Xperi Corporation Seventh Amended and Restated 2003 Equity Incentive Plan, (ii) the DTS, Inc. 2014 New Employee Incentive Plan, as amended, (iii) the DTS, Inc. 2012 Equity Incentive Plan, (iv) the SRS Labs, Inc. 2006 Stock Incentive Plan, (v) the DTS, Inc. 2003 Equity Incentive Plan, (vi) the TiVo Corporation 2008 Equity Incentive Plan (f/k/a the “Rovi Corporation Amended 2008 Equity Incentive Plan”) and (vii) the TiVo Inc. Amended and Restated 2008 Equity Incentive Award Plan (now named the “TiVo Corporation Titan Equity Incentive Award Plan”), each filed as Exhibits 10.1 through 10.9 to this Current Report on Form 8-K and incorporated herein by reference, as well as the outstanding awards granted thereunder, the award agreements evidencing the grants of such awards and the remaining shares available thereunder, including any awards granted to Xperi Holding’s named executive officers, in each case subject to applicable adjustments in the manner set forth in the Merger Agreement to such awards and remaining shares available under each such plan. As of the completion of the Mergers, no equity awards were outstanding under the Rovi Corporation 2000 Equity Incentive Plan (filed on March 16, 2006 by Macrovision Corporation in Annex A to Definitive Proxy Statement on Schedule 14A) and the TiVo Inc. Amended and Restated 1999 Equity Incentive Plan (filed on September 9, 2005 by TiVo Solutions Inc. in Exhibit 10.7 to Form 10-Q), each of which was contemplated to be assumed by Xperi Holding pursuant to the Merger Agreement.

Treatment of Xperi Performance-Based RSU Awards held by Jon Kirchner. Contingent upon and in connection with the closing of the Mergers during Xperi’s 2020 fiscal year, the number of restricted stock units subject to performance-based vesting criteria for such 2020 fiscal year for the Xperi restricted stock unit awards granted to Mr. Kirchner on each of March 1, 2017 and June 1, 2017 were deemed earned at target and converted into time-based restricted stock units of Xperi Holding, with such target number of restricted stock units becoming scheduled to vest on December 31, 2020, subject to Mr. Kirchner’s continued service with Xperi Holding through such vesting date.

Treatment of TiVo Performance-Based RSUs held by David Shull. Under the terms of performance restricted stock unit awards granted by TiVo to certain of its executive officers, including Mr. Shull, performance against the TSR performance metrics was measured as of the completion of the Mergers, with the ending share price for purposes of the performance period being calculated based on the thirty (30)-trading day average closing share price immediately prior to and including the date of completion of the Mergers. Any PSUs that were deliverable based on this measurement have vested on a pro rata basis effective as of the completion of the Mergers (based on the portion of the performance period during which services were performed). Any remaining PSUs that are deliverable based on this measurement and that did not vest upon completion of the Mergers will vest ratably following the date of completion of the Mergers through the earlier of the first regularly scheduled compensation committee meeting of Xperi Holding following the end of the performance period or June 1, 2021 (for awards granted in 2018) and June 1, 2022 (for awards granted in 2019).

Treatment of TiVo Liquidity Event-Based RSUs held by David Shull. Under the terms of the liquidity event restricted stock unit awards granted by TiVo to certain of its executive officers, including Mr. Shull, such awards vested upon the completion of the Mergers, contingent upon the completion of the Mergers and the executive’s continued employment through the date of completion of the Mergers.

Additional information required by Items 5.02(c), (d) and (e) is included in (i) the Joint Proxy Statement, (ii) Xperi’s Annual Report on Form 10-K filed with the SEC on February 18, 2020 and (iii) TiVo’s Annual Report on Form 10-K filed with the SEC on February 18, 2020 and is incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

10.1	Xperi Corporation Seventh Amended and Restated 2003 Equity Incentive Plan and Amendment No. 1 (incorporated by reference to Appendices A and B to Additional Definitive Proxy Soliciting Materials on Schedule 14A of Xperi Corporation, filed April 18, 2018 (File No. 001-37956)).

10.2	DTS, Inc. 2014 New Employee Incentive Plan (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of DTS, Inc., filed August 20, 2014 (File. No. 000-50335)).

10.3	Amendment No. 1 to the DTS, Inc. 2014 New Employee Incentive Plan (incorporated by reference to Exhibit 99.3 to Registration Statement on Form S-8 of DTS, Inc., filed August 10, 2015 (File. No. 333-206283)).

10.4	Amendment No. 2 to the DTS, Inc. 2014 New Employee Incentive Plan (incorporated by reference to Exhibit 99.3 to Registration Statement on Form S-8 of DTS, Inc., filed November 9, 2015 (File No. 333-207899)).

10.5	DTS, Inc. 2012 Equity Incentive Plan and Amendment No. 1 (incorporated by reference to Appendix A to Definitive Proxy Statement on Schedule 14A of DTS, Inc., filed April 14, 2015 (File No. 000-50335)).

10.6	SRS Labs, Inc. 2006 Stock Incentive Plan, as amended and restated on August 9, 2012 (incorporated by reference to Exhibit 4.4 to Registration Statement on Form S-8 of DTS, Inc., filed August 13, 2012 (File No. 333-183289)).

10.7	DTS, Inc. 2003 Equity Incentive Plan, as amended on May 9, 2005, May 15, 2008, February 19, 2009, February 15, 2010, June 3, 2010 and October 8, 2010 (incorporated by reference to Exhibit 10.1 to Form 10-Q of DTS, Inc., filed November 8, 2010 (File No. 000-50335)).

10.8	TiVo Corporation 2008 Equity Incentive Plan (f/k/a the “Rovi Corporation 2008 Equity Incentive Plan”) (incorporated by reference to Annex A to the Definitive Proxy Statement on Schedule 14A of TiVo Corporation, filed March 15, 2019 (File No. 001-37870)).

10.9	TiVo Inc. Amended and Restated 2008 Equity Incentive Award Plan (now named the “TiVo Corporation Titan Equity Incentive Award Plan”) (incorporated by reference to Exhibit 4.7 to Registration Statement on Form S-8 of TiVo Corporation, filed September 9, 2016 (File No-333-213578)).

10.10	Xperi Holding Corporation 2020 Equity Incentive Plan (incorporated by reference to Exhibit 4.10 to Registration Statement on Form S-8 of Xperi Holding Corporation, filed June 1, 2020 (File No. 333-238846)).

10.11	Xperi Holding Corporation 2020 Employee Stock Purchase Plan (incorporated by reference to Exhibit 4.11 to Registration Statement on Form S-8 of Xperi Holding Corporation, filed June 1, 2020 (File No. 333-238846)).

10.12*	Form of Restricted Stock Unit Award Grant Notice and Restricted Stock Unit Award Agreement for the Xperi Holding Corporation 2020 Equity Incentive Plan.

10.13*	Form of Stock Option Grant Notice and Stock Option Agreement for the Xperi Holding Corporation 2020 Equity Incentive Plan.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XPERI HOLDING CORPORATION
(Registrant)

	By:	/s/ Robert Andersen
	Name:	Robert Andersen
	Title:	Chief Financial Officer

Date: June 1, 2020